SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2002

                        AMPAL-AMERICAN ISRAEL CORPORATION

             (Exact name of Registrant as Specified in its Charter)

                                    New York

                 (State or other Jurisdiction of Incorporation)

           0-538                                        13-0435685
   ------------------------                   --------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)

   660 Madison Avenue, New York, NY                       10021
 --------------------------------------             ------------------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (212) 593- 9864

                  111 Arlozorov Street, Tel Aviv, Israel 62098
           ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                      -------------------------------------
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Item 4. Changes in the Registrant's Certifying Accountant.

     On June 19, 2002, the Registrant's Audit Committee voted to approve the engagement of PricewaterhouseCoopers LLP and its Israeli-affiliate, Kesselman & Kesselman (collectively, "PWC"), as the Registrant's independent auditors. PWC will replace Arthur Andersen LLP ("Andersen") as the Registrant's independent auditors.

     None of Andersen's reports on the Registrant's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended December 31, 2001, and through the date of this Current Report, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of a letter from Andersen stating its agreement with such statements.

     During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Current Report, the Registrant did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any matters or events set forth in Items 304(a)(2(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number  Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 19, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        AMPAL-AMERICAN ISRAEL CORPORATION
                        (Registrant)

                        By: /s/ Yoram Firon
                           ------------------------------
                        Name:  Yoram Firon
                        Title: Secretary and Vice President - Investments
                               and Corporate Affairs

Date: June 20, 2002

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Exhibit Number  Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 19, 2002